UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 24, 2016 (August 18, 2016)

TERRA INCOME FUND 6, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland (State or other jurisdiction of incorporation)	814-01136 (Commission File Number)	46-2865244 (I.R.S. Employer Identification No.)

805 Third Avenue, 8th Floor

New York, New York 10022

(Address of principal executive offices, including zip code)

(212) 753-5100

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 4.01 Changes to Registrant’s Certifying Accountant.

(a)	Dismissal of Independent Registered Public Accounting Firm

On August 18, 2016, the audit committee (the “Audit Committee”) of the board of directors (the “Board”) of Terra Income Fund 6, Inc. (the “Company”) dismissed BDO USA, LLP (“BDO”) as the Company’s independent registered public accounting firm, effective immediately.

The reports of BDO on the Company’s financial statements as of and for the years ended September 30, 2015 and 2014 did not contain an adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended September 30, 2015 and 2014, and the subsequent interim period through August 18, 2016, there were no disagreements between the Company and BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO, would have caused BDO to make reference to the subject matter of the disagreements in connection with its reports. During the same periods, there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K, other than with respect to the ineffectiveness of the Company’s internal control over financial reporting due to the material weakness identified during the audit of the financial statements for the fiscal year ended September 30, 2015 concerning the application of appropriate guidance related to the recording of the expense reimbursement from Terra Income Advisors, LLC, the Company’s registered investment adviser, in the Company’s statement of operations. This material weakness, which was previously disclosed in the Company’s Annual Report on Form 10-K for the year ended September 30, 2015, only affected the Statement of Operations as reported for the quarter ended September 30, 2015.

The Audit Committee discussed this material weakness with BDO and has authorized BDO to respond fully to inquiries of the successor independent registered public accounting firm concerning this matter.

In accordance with Item 304(a)(3) of Regulation S-K, on August 18, 2016, the Company provided BDO with a copy of this Current Report on Form 8-K prior to filing this report with the Securities and Exchange Commission (the “SEC”). The Company requested that BDO furnish a letter addressed to the SEC stating whether it agrees with the statements made herein, and if not, stating the respects in which it does not agree. A copy of the BDO letter, dated August 22, 2016, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b)	Appointment of New Independent Registered Public Accounting Firm

Concurrent with the dismissal of BDO, the Audit Committee appointed KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm.

During the period from May 15, 2013 (inception) through September 30, 2015, and the subsequent interim period through August 18, 2016, neither the Company nor anyone on its behalf consulted with KPMG regarding (1) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided that KPMG concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (2) any matter that was either the subject of a “disagreement” or a “reportable event” as such terms are defined in Items 304(a)(1)(iv) and 304(a)(1)(v), respectively, of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
16.1	Letter from BDO USA, LLP to the Securities and Exchange Commission, dated August 22, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TERRA INCOME FUND 6, INC.
By:	/s/ Bruce D. Batkin
Bruce D. Batkin
Chief Executive Officer

Date: August 24, 2016